                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 9, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.

                                                             36-4514369
                    Delaware                              (I.R.S. Employer
            (State of Incorporation)                     Identification No.)

201 North Tryon Street, Charlotte, North Carolina               28255
     Address of principal executive offices                  (Zip Code)

                                 (704) 387-8239
               Registrant's Telephone Number, including area code

--------------------------------------------------------------------------------
        (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC and Lehman Brothers Inc. which are hereby filed pursuant to such letters.

ITEM 7. Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------------   -----------
       (99)         Collateral Term Sheets, Computational Materials and
                    Structural Term Sheets prepared by Banc of America
                    Securities LLC and Lehman Brothers Inc. in connection with
                    Banc of America Mortgage Securities, Inc., Mortgage
                    Pass-Through Certificates, Series 2004-F

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BANC OF AMERICA MORTGAGE
                                         SECURITIES, INC.

June 9, 2004


                                         By: /s/ Judy Lowman
                                             -----------------------------------
                                             Judy Lowman
                                             Vice President

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.   Description                                       Electronic (E)
-----------   -----------                                       --------------
   (99)       Collateral Term Sheets, Computational Materials   E
              and Structural Term Sheets prepared by Banc of America Securities LLC and Lehman Brothers Inc.
              in connection with Banc of America Mortgage
              Securities, Inc., Mortgage Pass- Through
              Certificates, Series 2004-F